EX-99.1

Byline Bancorp, Inc. Reports Third Quarter 2019 Financial Results

Third Quarter 2019 Highlights

•	Net income of $15.3 million, or $0.39 per diluted share
o	Adjusted net income[1] of $16.2 million, or $0.41 per adjusted diluted share[1]
•	Net interest margin of 4.62% for the third quarter of 2019, compared to 4.51% for the second quarter of 2019, and 4.73% for the third quarter of 2018

•	Originated loans and leases of $2.8 billion at September 30, 2019, an increase of $183.9 million, or 7.1%, from June 30, 2019

•	Efficiency ratio of 59.81% for the third quarter of 2019, compared to 61.19% for the second quarter of 2019, and 56.41% for the third quarter of 2018
o	Adjusted efficiency ratio[1] of 58.17% for the third quarter of 2019, compared to 56.02% for the second quarter of 2019, and 55.62% for the third quarter of 2018
•	Return on average assets of 1.12% for the third quarter of 2019, compared to 1.00% for the second quarter of 2019, and 1.20% for the third quarter of 2018
•	Return on average stockholders’ equity of 8.34% for the third quarter of 2019, compared to 7.60% for the second quarter of 2019, and 9.22% for the third quarter of 2018
•	Successfully completed the core system conversion of Oak Park River Forest Bankshares, Inc. in September 2019

Chicago, IL, October 24, 2019 – Byline Bancorp, Inc. (the “Company” or “Byline”)(NYSE: BY), the parent company of Byline Bank (the “Bank”), today reported net income of $15.3 million, or $0.39 per diluted share, for the third quarter of 2019, compared with net income of $13.2 million, or $0.34 per diluted share, for the second quarter of 2019, and net income of $14.5 million, or $0.39 per diluted share, for the third quarter of 2018. The Company’s financial results include certain costs associated with its integration of First Evanston Bancorp, Inc. and its bank subsidiary First Bank & Trust, and its acquisition and integration of Oak Park River Forest Bankshares, Inc. (“Oak Park River Forest”) and its bank subsidiary Community Bank of Oak Park River Forest. Excluding these merger-related expenses, core system conversion expenses, and impairment charges on assets held for sale, adjusted net income1 was $16.2 million, or $0.41 per adjusted diluted share1, for the third quarter of 2019, compared with $15.9 million, or $0.41 per adjusted diluted share, for the second quarter of 2019, and $14.9 million, or $0.40 per adjusted diluted share, for the third quarter of 2018. A reconciliation of adjusted net income and adjusted diluted earnings per share to net income and diluted earnings per share, respectively, according to accounting principles generally accepted in the United States of America (“GAAP”) is provided in the financial tables at the end of this release.

Alberto J. Paracchini, President and Chief Executive Officer of Byline, commented, “We executed well and had a strong quarter of revenue generation while successfully completing the system conversion and integration of our recent acquisition of Oak Park River Forest. We are seeing the initial benefits from this acquisition in helping to more effectively manage our deposit costs and expect to see additional

(1)	Represents a non-GAAP financial measure. See “Reconciliation of non-GAAP Financial Measures” for a reconciliation of our non-GAAP measures to the most directly comparable GAAP financial measure.

Byline Bancorp, Inc.

synergies over the remainder of 2019. We continue to be optimistic about our opportunities to execute on our strategy in the coming years and further enhance the value of our franchise,” said Mr. Paracchini.

STATEMENTS OF OPERATIONS

Net Interest Income

The following table presents net interest income for the periods indicated:

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(dollars in thousands)	2019	2019	2019	2018	2018	2019	2018
INTEREST AND DIVIDEND INCOME
Interest and fees on loans and leases	$63,391	$59,524	$54,383	$56,646	$55,045	$177,298	$128,326
Interest on taxable securities	6,554	6,237	5,759	5,334	5,076	18,550	13,703
Interest on tax-exempt securities	486	428	343	355	337	1,257	740
Other interest and dividend income	598	571	625	560	615	1,794	1,287
Total interest and dividend income	71,029	66,760	61,110	62,895	61,073	198,899	144,056
INTEREST EXPENSE
Deposits	9,618	9,306	8,076	7,115	5,971	27,000	12,214
Federal Home Loan Bank advances	2,771	2,174	2,099	1,719	1,723	7,044	4,441
Subordinated debentures and other borrowings	802	832	850	800	786	2,484	2,057
Total interest expense	13,191	12,312	11,025	9,634	8,480	36,528	18,712
Net interest income	$57,838	$54,448	$50,085	$53,261	$52,593	$162,371	$125,344

Byline Bancorp, Inc.

The following table presents the quarter-to-date schedule of average interest-earning assets and average interest-bearing liabilities for the periods indicated:

	For the Three Months Ended
	September 30, 2019			June 30, 2019
(dollars in thousands)	Average Balance(5)	Interest Inc / Exp	Average Yield / Rate	Average Balance(5)	Interest Inc / Exp	Average Yield / Rate
ASSETS
Cash and cash equivalents	$34,225	$253	2.93%	$35,346	$245	2.78%
Loans and leases(1)	3,860,770	63,391	6.51%	3,759,634	59,524	6.35%
Taxable securities	996,750	6,899	2.75%	975,693	6,563	2.70%
Tax-exempt securities(2)	76,161	486	2.53%	68,314	428	2.52%
Total interest-earning assets	$4,967,906	$71,029	5.67%	$4,838,987	$66,760	5.53%
Allowance for loan and lease losses	(32,246)			(28,203)
All other assets	500,102			464,036
TOTAL ASSETS	$5,435,762			$5,274,820
LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Interest checking	$358,185	$524	0.58%	$333,725	$452	0.54%
Money market accounts	735,724	1,917	1.03%	695,986	1,790	1.03%
Savings	475,417	114	0.10%	477,775	118	0.10%
Time deposits	1,270,050	7,063	2.21%	1,278,488	6,946	2.18%
Total interest-bearing deposits	2,839,376	9,618	1.34%	2,785,974	9,306	1.34%
Federal Home Loan Bank advances	530,055	2,771	2.07%	426,446	2,174	2.04%
Other borrowed funds	70,080	802	4.54%	73,358	832	4.55%
Total borrowings	600,135	3,573	2.36%	499,804	3,006	2.41%
Total interest-bearing liabilities	$3,439,511	$13,191	1.52%	$3,285,778	$12,312	1.50%
Non-interest-bearing demand deposits	1,223,556			1,254,173
Other liabilities	42,914			37,941
Total stockholders’ equity	729,781			696,928
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,435,762			$5,274,820
Net interest spread(3)			4.15%			4.03%
Net interest income		$57,838			$54,448
Net interest margin(4)			4.62%			4.51%

Net loan accretion impact on margin		$7,703	0.62%		$4,868	0.40%
(1)	Loan and lease balances are net of deferred origination fees and costs and initial indirect costs. Non-accrual loans and leases are included in total loan and lease balances.
(2)	Interest income and rates exclude the effects of a tax equivalent adjustment to adjust tax exempt investment income on tax exempt investment securities to a fully taxable basis due to immateriality.
(3)	Represents the average rate earned on interest-earning assets minus the average rate paid on interest-bearing liabilities.
(4)	Represents net interest income (annualized) divided by total average earning assets.
(5)	Average balances are average daily balances.

Byline Bancorp, Inc.

The Company completed its acquisition of Oak Park River Forest in the second quarter of 2019. All references to this transaction in the following narrative are referred to as “the acquisition” or “our recent acquisition.”

Net interest income for the third quarter of 2019 was $57.8 million, an increase of $3.4 million, or 6.2%, from $54.4 million for the second quarter of 2019.

The increase in net interest income was primarily due to:

•	An increase of $3.9 million in interest and fees on loans and leases, primarily due to a $2.8 million increase in accretion income and loans added from the acquisition; and
•	An increase of $375,000 in interest income on securities, mainly due to additional purchases during the quarter.

Partially offset by:

•	An increase of $597,000 in interest expense on Federal Home Loan Bank advances, primarily due to an increase in average advances during the quarter; and
•	An increase of $312,000 in interest expense on deposits, primarily due to deposits assumed as a result of the acquisition and an increase in money market and interest checking accounts.

Net interest margin for the third quarter of 2019 was 4.62%, an increase of 11 basis points compared to 4.51% for the second quarter of 2019. Total net accretion income on acquired loans contributed 62 basis points to the net interest margin for the third quarter of 2019 compared to 40 basis points for the second quarter of 2019, an increase of 22 basis points. The net interest margin increase was primarily driven by increased loan and lease yields largely resulting from increased loan accretion income and higher U.S. government guaranteed loan originations during the quarter.

The average cost of total deposits was 0.94% for the third quarter of 2019, an increase of two basis points compared to the second quarter of 2019, primarily due to decreased average non-interest-bearing demand deposits and slightly increased costs on time deposits. Additionally, there was growth in average money market accounts of $39.7 million and average interest-bearing checking accounts of $24.5 million, partially offset by decreases in average non-interest-bearing demand deposits of $30.6 million, average time deposits of $8.4 million, and average savings accounts of $2.4 million.

Provision for Loan and Lease Losses

The provision for loan and lease losses was $5.9 million for the third quarter of 2019, a decrease of $460,000 compared to $6.4 million for the second quarter of 2019. The third quarter included allocations of $10.0 million for originated loans and leases, and releases of $4.0 million for acquired non-impaired loans and $59,000 for acquired impaired loans. The provision during the third quarter of 2019 for originated loans reflects growth in the loan portfolio, particularly the unguaranteed portion of government guaranteed loans. The release to the provision for acquired non-impaired loans is the result of migration of acquired loans to originated loans as they come up for renewal.

Byline Bancorp, Inc.

Non-interest Income

The following table presents the components of non-interest income for the periods indicated:

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(dollars in thousands)	2019	2019	2019	2018	2018	2019	2018
NON-INTEREST INCOME
Fees and service charges on deposits	$1,612	$1,441	$1,770	$1,852	$1,825	$4,823	$4,593
Loan servicing revenue	2,692	2,630	2,539	2,667	2,622	7,861	7,605
Loan servicing asset revaluation	(1,610)	(1,223)	(1,261)	(2,862)	(2,446)	(4,094)	(6,407)
ATM and interchange fees	973	945	717	1,010	1,540	2,635	3,303
Net gains on sales of securities available-for-sale	178	973	—	160	—	1,151	4
Change in fair value of equity securities, net	(15)	551	499	—	—	1,035	—
Net gains on sales of loans	9,405	7,472	6,233	9,337	5,015	23,110	22,214
Wealth management and trust income	653	626	595	679	674	1,874	866
Other non-interest income	918	768	896	1,447	1,672	2,582	4,058
Total non-interest income	$14,806	$14,183	$11,988	$14,290	$10,902	$40,977	$36,236

Non-interest income for the third quarter of 2019 was $14.8 million, an increase of $623,000, or 4.4%, compared to $14.2 million for the second quarter of 2019.

The increase in total non-interest income was primarily due to:

•	An increase of $1.9 million in net gains on sales of loans, primarily due to an increase in government guaranteed loan sales and average premiums;
•	An increase of $171,000 in fees and service charges on deposits, primarily due to higher fee income from transactional business accounts; and
•	An increase of $150,000 in other non-interest income, primarily due to a gain on the sale of a former branch property from assets held for sale.

Partially offset by:

•	A decrease in net gains on sales of securities available-for-sale of $795,000, primarily due to reduced sales volume compared to the prior quarter in which $973,000 of net gains were recorded;
•	A decrease in the change in fair value of equity securities, net, of $566,000 due to a decrease in the fair value of the securities; and
•	An additional $387,000 in loan servicing asset revaluation, primarily due to the change in fair value of the servicing asset as a result of increased prepayment rates.

During the third quarter of 2019, the Company sold $93.3 million of U.S. government guaranteed loans compared to $75.2 million during the second quarter of 2019, contributing to the increase in net gains on sale of loans for the quarter. The increase in sales is primarily due to the timing of loans closed becoming fully funded and mix of loans sold. The third quarter of 2019 included sales of $14.4 million of USDA loans while the second quarter of 2019 included sales of $10.4 million.

Byline Bancorp, Inc.

Non-interest Expense

The following table presents the components of non-interest expense for the periods indicated:

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(dollars in thousands)	2019	2019	2019	2018	2018	2019	2018
NON-INTEREST EXPENSE
Salaries and employee benefits	$24,537	$23,652	$22,892	$21,548	$21,312	$71,081	$58,834
Occupancy expense, net	3,745	4,337	4,280	4,027	3,548	12,362	11,802
Equipment expense	767	732	669	641	617	2,168	1,778
Loan and lease related expenses	1,949	1,841	1,577	2,223	1,015	5,367	3,886
Legal, audit and other professional fees	4,066	2,981	2,066	2,746	2,358	9,113	8,627
Data processing	4,062	3,849	3,144	2,846	2,724	11,055	15,396
Net loss (gain) recognized on other real estate owned and other related expenses	95	252	196	48	(284)	543	187
Regulatory assessments	228	371	(59)	462	675	540	1,282
Other intangible assets amortization expense	2,003	1,959	1,773	1,834	1,898	5,735	3,795
Advertising and promotions	843	732	709	590	537	2,284	1,133
Telecommunications	474	537	464	391	435	1,475	1,319
Other non-interest expense	2,679	2,711	2,968	2,732	2,880	8,358	6,769
Total non-interest expense	$45,448	$43,954	$40,679	$40,088	$37,715	$130,081	$114,808

Non-interest expense for the third quarter of 2019 was $45.4 million, an increase of $1.5 million, or 3.4%, from $44.0 million for the second quarter of 2019.

The increase in total non-interest expense was primarily due to:

•	An increase of $1.1 million in legal, audit and other professional fees, primarily due to $1.5 million of non-recurring professional services costs;
•

An increase of $885,000 in salaries and employee benefits, primarily due to acquisition related salary and employee benefit costs, including retention expenses, and an increase in stock-based compensation costs, partially offset by a decrease in payroll taxes; and

•	An increase of $213,000 in data processing expense, primarily due to expenses associated with our successful Oak Park River Forest core system conversion.

Partially offset by:

•

A decrease of $592,000 in occupancy expense, net, primarily due to property tax payments. Additionally, as part of our continual strategic review of our branch network, four of our existing branches will be consolidated or repurposed for our customers in the first quarter of 2020;

•	A decrease of $157,000 in net loss (gain) recognized on other real estate owned and other related expenses, primarily due to decreased property write-downs and real estate tax accrual adjustments; and
•	A decrease of $143,000 in regulatory assessments, primarily due to an accrual adjustment resulting from the quarterly FDIC assessment.

The Company’s efficiency ratio was 59.81% for the third quarter of 2019, compared with 61.19% for the second quarter of 2019. Excluding merger-related expenses, core system conversion expenses, and impairment charges on assets held for sale, the Company’s adjusted efficiency ratio1 was 58.17% for the third quarter of 2019, compared with 56.02% for the second quarter of 2019.

(1)	Represents a non-GAAP financial measure. See “Reconciliation of non-GAAP Financial Measures” for a reconciliation of our non-GAAP measures to the most directly comparable GAAP financial measure.

Byline Bancorp, Inc.

INCOME TAXES

The Company recorded income tax expense of $5.9 million during the third quarter of 2019, an effective tax rate of 27.9%, compared to $5.1 million during the second quarter of 2019, an effective tax rate of 27.8%.

STATEMENTS OF FINANCIAL CONDITION

Total assets were $5.4 billion at September 30, 2019, an increase of $47.0 million compared to $5.4 billion at June 30, 2019, and an increase of $520.9 million compared to $4.9 billion at September 30, 2018.

The current quarter increase was primarily due to:

•	An increase in securities of $62.9 million, primarily due to additional purchases of agency, mortgage-backed, municipal, and corporate securities during the quarter; and
•	An increase in due from counterparty of $12.8 million due to the timing of the settlement of loans sold at September 30, 2019.

Partially offset by:

•

A decrease in loans and leases of $32.1 million, primarily due to a decrease of $215.9 million in our acquired loan portfolio, partially offset by an increase of $183.9 million in our originated loan portfolio;

•	A decrease in loans held for sale of $11.3 million, primarily due to the timing of loan sales at September 30, 2019; and
•	A decrease in deferred tax assets, net of $2.3 million, primarily due to a decrease in deferred tax assets associated with unrealized losses on available-for-sale securities.

Byline Bancorp, Inc.

The following table shows our allocation of the originated, acquired impaired and acquired non-impaired loans and leases at the dates indicated:

	September 30, 2019		June 30, 2019		September 30, 2018
(dollars in thousands)	Amount	% of Total	Amount	% of Total	Amount	% of Total
Originated loans and leases
Commercial real estate	$772,559	20.2%	$721,230	18.7%	$619,767	17.9%
Residential real estate	497,839	13.0%	501,038	13.0%	445,717	12.9%
Construction, land development, and other land	236,780	6.2%	196,656	5.1%	140,391	4.1%
Commercial and industrial	1,096,400	28.6%	992,313	25.7%	696,750	20.2%
Installment and other	7,818	0.2%	10,937	0.3%	7,729	0.2%
Leasing financing receivables	156,758	4.1%	162,119	4.1%	155,825	4.5%
Total originated loans and leases	$2,768,154	72.3%	$2,584,293	66.9%	$2,066,179	59.8%
Acquired impaired loans
Commercial real estate	$142,435	3.7%	$151,127	3.9%	$154,108	4.5%
Residential real estate	109,409	2.9%	118,534	3.1%	120,963	3.5%
Construction, land development, and other land	4,562	0.1%	4,220	0.1%	4,203	0.1%
Commercial and industrial	18,349	0.5%	20,370	0.5%	14,436	0.4%
Installment and other	267	0.0%	300	0.0%	458	0.0%
Total acquired impaired loans	$275,022	7.2%	$294,551	7.6%	$294,168	8.5%
Acquired non-impaired loans and leases
Commercial real estate	$391,294	10.2%	$439,182	11.4%	$498,329	14.4%
Residential real estate	141,855	3.7%	158,190	4.1%	138,516	4.0%
Construction, land development, and other land	39,657	1.0%	51,072	1.3%	37,111	1.1%
Commercial and industrial	187,413	4.9%	307,887	8.0%	384,260	11.1%
Installment and other	1,269	0.0%	1,672	0.0%	4,007	0.1%
Leasing financing receivables	26,426	0.7%	26,301	0.7%	33,232	1.0%
Total acquired non-impaired loans and leases	$787,914	20.5%	$984,304	25.5%	$1,095,455	31.7%
Total loans and leases	$3,831,090	100.0%	$3,863,148	100.0%	$3,455,802	100.0%
Allowance for loan and lease losses	(31,585)		(31,132)		(23,424)
Total loans and leases, net of allowance for loan and lease losses	$3,799,505		$3,832,016		$3,432,378

Byline Bancorp, Inc.

ASSET QUALITY

Non-Performing Assets

The following table sets forth the amounts of non-performing loans and leases (excluding acquired impaired), non-performing assets, and other real estate owned at the dates indicated:

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2019	2019	2019	2018	2018
Non-performing assets:
Non-accrual loans and leases	$39,529	$34,027	$28,539	$25,834	$28,643
Past due loans and leases 90 days or more and still accruing interest	—	996	—	—	291
Accruing troubled debt restructured loans	2,204	1,529	1,921	1,813	1,230
Total non-performing loans and leases	41,733	36,552	30,460	27,647	30,164
Other real estate owned	8,531	8,070	4,799	5,314	4,891
Total non-performing assets	$50,264	$44,622	$35,259	$32,961	$35,055
Total non-performing loans and leases as a percentage of total loans and leases	1.09%	0.95%	0.85%	0.79%	0.87%
Total non-performing assets as a percentage of total assets	0.92%	0.83%	0.70%	0.67%	0.71%
Allowance for loan and lease losses as a percentage of non-performing loans and leases	75.68%	85.17%	88.99%	91.15%	77.65%

Non-performing assets guaranteed by U.S. government:
Non-accrual loans guaranteed	$4,167	$4,723	$5,070	$4,245	$6,830
Past due loans 90 days or more and still accruing interest guaranteed	—	—	—	—	—
Accruing troubled debt restructured loans guaranteed	—	—	—	381	431
Total non-performing loans guaranteed	4,167	4,723	5,070	4,626	7,261
Other real estate owned guaranteed	2,029	1,539	—	—	—
Total non-performing assets guaranteed	$6,196	$6,262	$5,070	$4,626	$7,261
Total non-performing loans and leases not guaranteed as a percentage of total loans and leases	0.98%	0.82%	0.71%	0.66%	0.66%
Total non-performing assets not guaranteed as a percentage of total assets	0.81%	0.71%	0.60%	0.57%	0.57%

Variances in non-performing assets:

•

Non-performing loans and leases were $41.7 million at September 30, 2019, an increase of $5.1 million from $36.6 million at June 30, 2019, primarily due to the downgrades of a commercial relationship and a U.S. government guaranteed relationship; and

•

Other real estate owned was $8.5 million at September 30, 2019, an increase of $461,000 from $8.1 million at June 30, 2019, due to properties added from the U.S. government guaranteed portfolio. The government guaranteed portion of other real estate owned was $2.0 million at September 30, 2019.

Non-performing assets included $6.2 million of U.S. government guaranteed balances at September 30, 2019 and $6.3 million at June 30, 2019, a decrease of $66,000, primarily due to resolutions in the U.S. government guaranteed portfolio, offset by the default of a relationship.

Byline Bancorp, Inc.

Allowance for Loan and Lease Losses

The following table presents the balance and activity within the allowance for loan and lease losses for the periods indicated:

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(dollars in thousands)	2019	2019	2019	2018	2018	2019	2018
Allowance for loan and lease losses, beginning of period	$31,132	$27,106	$25,201	$23,424	$19,687	$25,201	$16,706
Provision for loan and lease losses	5,931	6,391	3,999	3,882	5,842	16,321	14,913
Net charge-offs of loans and leases	(5,478)	(2,365)	(2,094)	(2,105)	(2,105)	(9,937)	(8,195)
Allowance for loan and lease losses, end of period	$31,585	$31,132	$27,106	$25,201	$23,424	$31,585	$23,424

Allowance for loan and lease losses to period end total loans and leases held for investment	0.82%	0.81%	0.76%	0.72%	0.68%	0.82%	0.68%
Net charge-offs (annualized) to average loans and leases outstanding during the period	0.56%	0.25%	0.24%	0.24%	0.25%	0.36%	0.40%
Provision for loan and lease losses to net charge-offs during the period	1.08x	2.70x	1.91x	1.84x	2.78x	1.64x	1.82x

The allowance for loan and lease losses as a percentage of total loans and leases held for investment increased to 0.82% at September 30, 2019, compared to 0.81% at June 30, 2019 and 0.68% at September 30, 2018.

Net Charge-Offs

Net charge-offs during the third quarter of 2019 were $5.5 million, or 0.56% of average loans and leases, on an annualized basis, an increase of $3.1 million compared to $2.4 million, or 0.25% of average loans and leases, during the second quarter of 2019, and an increase from $2.1 million, or 0.25%, for the comparable quarter one year ago.

The net charge-offs during the quarter were primarily attributed to the unguaranteed portion of U.S. government guaranteed loans. Net charge-offs for the third quarter of 2019 included $4.8 million in the unguaranteed portion of U.S. government guaranteed loans, while net charge-offs for the second quarter of 2019 included $2.3 million and third quarter of 2018 included $1.5 million in the unguaranteed portion of U.S. government guaranteed loans.

Deposits and Other Liabilities

The following table presents the composition of deposits at the dates indicated:

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2019	2019	2019	2018	2018
Non-interest-bearing demand deposits	$1,221,431	$1,240,375	$1,163,255	$1,192,873	$1,175,222
Interest-bearing checking accounts	372,049	345,081	305,393	296,339	317,145
Money market demand accounts	745,154	728,954	611,634	640,401	661,271
Other savings	471,878	480,756	468,524	476,418	476,879
Time deposits (below $250,000)	966,866	980,162	967,999	911,603	916,014
Time deposits ($250,000 and above)	302,936	284,915	291,711	232,282	194,236
Total deposits	$4,080,314	$4,060,243	$3,808,516	$3,749,916	$3,740,767

Total deposits were $4.1 billion at September 30, 2019, an increase of $20.1 million compared to June 30, 2019, primarily due to increases in interest-bearing deposits excluding time deposits. Non-interest-bearing deposits to total deposits slightly decreased from 30.5% at June 30, 2019 to 29.9% at September 30, 2019.

Byline Bancorp, Inc.

The increase in the current quarter was primarily due to:

•	An increase in interest-bearing checking deposits of $27.0 million, from $345.1 million at June 30, 2019 to $372.0 million at September 30, 2019, primarily driven by NOW business accounts; and
•	An increase in money market demand deposits of $16.2 million, from $729.0 million at June 30, 2019 to $745.2 million at September 30, 2019, primarily driven by business accounts.

Partially offset by:

•

A decrease in non-interest-bearing demand deposits of $18.9 million, to $1.2 billion at September 30, 2019, primarily driven by decreases in business accounts and escrow deposits due to real estate tax payments; and

•	A decrease in other savings of $8.9 million, from $480.8 million at June 30, 2019 to $471.9 million at September 30, 2019, primarily driven by personal savings accounts.

Total borrowings and other liabilities were $622.1 million at September 30, 2019, an increase of $8.8 million from $613.3 million at June 30, 2019, primarily due to an increase in FHLB advances and an increase in accrued expenses and other liabilities.

Stockholders’ Equity

Total stockholders’ equity was $735.9 million at September 30, 2019, an increase of $18.2 million from $717.7 million at June 30, 2019. The increase was primarily due to net income generated during the quarter. Stockholders’ equity increased $106.0 million from $629.9 million at September 30, 2018. The increase was primarily due to net income generated during the year and the stock consideration issued in connection with the acquisition.

The following table presents the actual regulatory capital dollar amounts and ratios of the Company and Byline Bank as of September 30, 2019:

	Actual		Minimum Capital Required		Required to be Considered Well Capitalized
September 30, 2019	Amount	Ratio	Amount	Ratio	Amount	Ratio
Total capital to risk weighted assets:
Company	$615,656	14.19%	$347,079	8.00%	N/A	N/A
Bank	594,885	13.72%	346,762	8.00%	$433,453	10.00%
Tier 1 capital to risk weighted assets:
Company	$582,754	13.43%	$260,309	6.00%	N/A	N/A
Bank	561,953	12.96%	260,072	6.00%	$346,762	8.00%
Common Equity Tier 1 (CET1) to risk weighted assets:
Company	$525,816	12.12%	$195,232	4.50%	N/A	N/A
Bank	561,953	12.96%	195,054	4.50%	$281,744	6.50%
Tier 1 capital to average assets:
Company	$582,754	11.14%	$209,331	4.00%	N/A	N/A
Bank	561,953	10.74%	209,242	4.00%	$261,552	5.00%

Capital ratios for the period presented are based on the Basel III regulatory capital framework as applied to the Company’s current business and operations, and are subject to, among other things, completion and filing of the Company’s regulatory reports and ongoing regulatory review and implementation guidance.

Byline Bancorp, Inc.

Conference Call, Webcast and Slide Presentation

The Company will host a conference call and webcast at 9:00 a.m. Central Time (10:00 a.m. Eastern Time) on Friday, October 25, 2019 to discuss its quarterly financial results. Analysts and investors may participate in the question-and-answer session. The call can be accessed via telephone at (877) 512-8755. A recorded replay can be accessed through November 9, 2019 by dialing (877) 344-7529; passcode: 10135549.

A slide presentation relating to the third quarter 2019 results will be accessible prior to the scheduled conference call. The slide presentation and webcast of the conference call can be accessed on the News and Events page of the Company’s investor relations website at www.bylinebancorp.com.

About Byline Bancorp, Inc.

Headquartered in Chicago, Byline Bancorp, Inc. is the parent company for Byline Bank, a full service commercial bank serving small- and medium-sized businesses, financial sponsors, and consumers. Byline Bank has approximately $5.4 billion in assets and operates more than 60 full service branch locations throughout the Chicago and Milwaukee metropolitan areas. Byline Bank offers a broad range of commercial and retail banking products and services including small ticket equipment leasing solutions and is one of the top five Small Business Administration lenders in the United States.

Non-GAAP Financial Measures

This release contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These measures include adjusted net income, adjusted diluted earnings per share, adjusted efficiency ratio, adjusted non-interest expense to average assets, non-interest income to total revenues, adjusted return on average stockholders’ equity, adjusted return on average assets, pre-tax pre-provision return on average assets, adjusted pre-tax pre-provision return on average assets, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common stockholders' equity, and adjusted return on average tangible common stockholders' equity. Management believes that these non-GAAP financial measures provide useful information to management and investors that is supplementary to the Company’s financial condition, results of operations and cash flows computed in accordance with GAAP; however, management acknowledges that our non-GAAP financial measures have a number of limitations. As such, these disclosures should not be viewed as a substitute for results determined in accordance with GAAP financial measures that we and other companies use. Management also uses these measures for peer comparison. See “Reconciliation of Non-GAAP Financial Measures” in the financial schedules included in this press release for a reconciliation of the non-GAAP financial measures to the comparable GAAP financial measures. Additionally, please refer to the Company’s Annual Report on Form 10-K for the detailed definitions of these non-GAAP financial measures.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of

Byline Bancorp, Inc.

a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks, and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication.

Certain risks and important factors that could affect Byline’s future results are identified in its Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in such Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws.

Contacts:

Investors:	Media:
Tony Rossi	Erin O’Neill
Financial Profiles, Inc. 310-622-8221	Director of Marketing Byline Bank
BYIR@bylinebank.com	773-475-2901
eoneill@bylinebank.com

Byline Bancorp, Inc.

BYLINE BANCORP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2019	2019	2019	2018	2018
ASSETS
Cash and due from banks	$75,275	$57,513	$50,026	$30,190	$25,162
Interest bearing deposits with other banks	33,564	31,802	31,971	91,670	119,594
Cash and cash equivalents	108,839	89,315	81,997	121,860	144,756
Equity and other securities, at fair value	7,648	7,662	7,216	—	—
Securities available-for-sale, at fair value	1,031,933	969,029	964,553	817,656	795,408
Securities held-to-maturity, at amortized cost	4,417	4,421	4,425	99,266	102,683
Restricted stock, at cost	24,331	22,937	19,202	19,202	19,202
Loans held for sale	7,176	18,473	510	19,827	8,737
Loans and leases:
Loans and leases	3,831,090	3,863,148	3,567,566	3,501,626	3,455,802
Allowance for loan and lease losses	(31,585)	(31,132)	(27,106)	(25,201)	(23,424)
Net loans and leases	3,799,505	3,832,016	3,540,460	3,476,425	3,432,378
Servicing assets, at fair value	19,939	19,760	19,534	19,693	20,674
Accrued interest receivable	13,013	12,913	11,974	10,863	11,331
Premises and equipment, net	96,006	96,588	97,069	97,680	106,948
Assets held for sale	15,472	16,329	13,596	14,489	8,343
Other real estate owned, net	8,531	8,070	4,799	5,314	4,891
Goodwill	145,638	145,638	128,177	128,177	127,536
Other intangible assets, net	33,905	35,908	31,646	33,419	35,248
Bank-owned life insurance	9,699	9,634	6,087	5,961	5,923
Deferred tax assets, net	33,388	35,737	30,534	35,643	42,287
Due from counterparty	47,045	34,226	20,691	5,338	14,484
Other assets	31,793	32,580	27,455	31,761	36,580
Total assets	$5,438,278	$5,391,236	$5,009,925	$4,942,574	$4,917,409
LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Non-interest-bearing demand deposits	$1,221,431	$1,240,375	$1,163,255	$1,192,873	$1,175,222
Interest-bearing deposits:
NOW, savings accounts, and money market accounts	1,589,081	1,554,791	1,385,551	1,413,158	1,455,295
Time deposits	1,269,802	1,265,077	1,259,710	1,143,885	1,110,250
Total deposits	4,080,314	4,060,243	3,808,516	3,749,916	3,740,767
Accrued interest payable	4,778	4,522	4,390	3,484	2,971
Line of credit	—	—	—	—	—
Federal Home Loan Bank advances	506,000	500,000	425,000	425,000	425,000
Securities sold under agreements to repurchase	32,290	32,885	34,369	34,166	24,446
Junior subordinated debentures issued to capital trusts, net	37,207	37,059	36,912	36,768	36,615
Accrued expenses and other liabilities	41,823	38,852	31,989	42,568	57,749
Total liabilities	4,702,412	4,673,561	4,341,176	4,291,902	4,287,548
STOCKHOLDERS’ EQUITY
Preferred stock	10,438	10,438	10,438	10,438	10,438
Common stock	378	378	362	361	361
Additional paid-in capital	579,564	578,828	548,005	546,849	545,827
Retained earnings	144,525	129,379	116,363	102,522	85,597
Accumulated other comprehensive income (loss), net of tax	961	(1,348)	(6,419)	(9,498)	(12,362)
Total stockholders’ equity	735,866	717,675	668,749	650,672	629,861
Total liabilities and stockholders’ equity	$5,438,278	$5,391,236	$5,009,925	$4,942,574	$4,917,409

Byline Bancorp, Inc.

BYLINE BANCORP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three Months Ended					Nine Months Ended
(dollars in thousands, except share and	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
per share data)	2019	2019	2019	2018	2018	2019	2018
INTEREST AND DIVIDEND INCOME
Interest and fees on loans and leases	$63,391	$59,524	$54,383	$56,646	$55,045	$177,298	$128,326
Interest on taxable securities	6,554	6,237	5,759	5,334	5,076	18,550	13,703
Interest on tax-exempt securities	486	428	343	355	337	1,257	740
Other interest and dividend income	598	571	625	560	615	1,794	1,287
Total interest and dividend income	71,029	66,760	61,110	62,895	61,073	198,899	144,056
INTEREST EXPENSE
Deposits	9,618	9,306	8,076	7,115	5,971	27,000	12,214
Federal Home Loan Bank advances	2,771	2,174	2,099	1,719	1,723	7,044	4,441
Subordinated debentures and other borrowings	802	832	850	800	786	2,484	2,057
Total interest expense	13,191	12,312	11,025	9,634	8,480	36,528	18,712
Net interest income	57,838	54,448	50,085	53,261	52,593	162,371	125,344
PROVISION FOR LOAN AND LEASE LOSSES	5,931	6,391	3,999	3,882	5,842	16,321	14,913
Net interest income after provision for loan and lease losses	51,907	48,057	46,086	49,379	46,751	146,050	110,431
NON-INTEREST INCOME
Fees and service charges on deposits	1,612	1,441	1,770	1,852	1,825	4,823	4,593
Loan servicing revenue	2,692	2,630	2,539	2,667	2,622	7,861	7,605
Loan servicing asset revaluation	(1,610)	(1,223)	(1,261)	(2,862)	(2,446)	(4,094)	(6,407)
ATM and interchange fees	973	945	717	1,010	1,540	2,635	3,303
Net gains on sales of securities available-for-sale	178	973	—	160	—	1,151	4
Change in fair value of equity securities, net	(15)	551	499	—	—	1,035	—
Net gains on sales of loans	9,405	7,472	6,233	9,337	5,015	23,110	22,214
Wealth management and trust income	653	626	595	679	674	1,874	866
Other non-interest income	918	768	896	1,447	1,672	2,582	4,058
Total non-interest income	14,806	14,183	11,988	14,290	10,902	40,977	36,236
NON-INTEREST EXPENSE
Salaries and employee benefits	24,537	23,652	22,892	21,548	21,312	71,081	58,834
Occupancy expense, net	3,745	4,337	4,280	4,027	3,548	12,362	11,802
Equipment expense	767	732	669	641	617	2,168	1,778
Loan and lease related expenses	1,949	1,841	1,577	2,223	1,015	5,367	3,886
Legal, audit and other professional fees	4,066	2,981	2,066	2,746	2,358	9,113	8,627
Data processing	4,062	3,849	3,144	2,846	2,724	11,055	15,396
Net loss (gain) recognized on other real estate owned and other related expenses	95	252	196	48	(284)	543	187
Regulatory assessments	228	371	(59)	462	675	540	1,282
Other intangible assets amortization expense	2,003	1,959	1,773	1,834	1,898	5,735	3,795
Advertising and promotions	843	732	709	590	537	2,284	1,133
Telecommunications	474	537	464	391	435	1,475	1,319
Other non-interest expense	2,679	2,711	2,968	2,732	2,880	8,358	6,769
Total non-interest expense	45,448	43,954	40,679	40,088	37,715	130,081	114,808
INCOME BEFORE PROVISION FOR INCOME TAXES	21,265	18,286	17,395	23,581	19,938	56,946	31,859
PROVISION FOR INCOME TAXES	5,923	5,075	4,798	6,460	5,402	15,796	7,787
NET INCOME	15,342	13,211	12,597	17,121	14,536	41,150	24,072
Dividends on preferred shares	196	195	196	196	196	587	587
INCOME AVAILABLE TO COMMON STOCKHOLDERS	$15,146	$13,016	$12,401	$16,925	$14,340	$40,563	$23,485
EARNINGS PER COMMON SHARE
Basic	$0.40	$0.35	$0.34	$0.47	$0.40	$1.09	$0.73
Diluted	$0.39	$0.34	$0.34	$0.46	$0.39	$1.07	$0.71

Byline Bancorp, Inc.

BYLINE BANCORP, INC. AND SUBSIDIARIES

SELECTED FINANCIAL DATA (unaudited)

	As of or For the Three Months Ended					As of or For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(dollars in thousands, except share and per share data)	2019	2019	2019	2018	2018	2019	2018
Summary of Operations
Net interest income	$57,838	$54,448	$50,085	$53,261	$52,593	$162,371	$125,344
Provision for loan and lease losses	5,931	6,391	3,999	3,882	5,842	16,321	14,913
Non-interest income	14,806	14,183	11,988	14,290	10,902	40,977	36,236
Non-interest expense	45,448	43,954	40,679	40,088	37,715	130,081	114,808
Income before provision for income taxes	21,265	18,286	17,395	23,581	19,938	56,946	31,859
Provision for income taxes	5,923	5,075	4,798	6,460	5,402	15,796	7,787
Net income	15,342	13,211	12,597	17,121	14,536	41,150	24,072
Dividends on preferred shares	196	195	196	196	196	587	587
Net income available to common stockholders	$15,146	$13,016	$12,401	$16,925	$14,340	$40,563	$23,485

Earnings per Common Share
Basic earnings per common share	$0.40	$0.35	$0.34	$0.47	$0.40	$1.09	$0.73
Diluted earnings per common share	$0.39	$0.34	$0.34	$0.46	$0.39	$1.07	$0.71
Adjusted diluted earnings per common share(2)(3)(4)	$0.41	$0.41	$0.38	$0.49	$0.40	$1.20	$0.93
Weighted average common shares outstanding (basic)	37,831,356	37,263,352	36,169,477	36,116,189	36,042,914	37,094,083	32,341,087
Weighted average common shares outstanding (diluted)	38,487,180	37,948,006	36,876,574	36,900,589	36,958,209	37,818,868	33,288,657
Common shares outstanding	38,169,126	38,115,219	36,398,144	36,343,239	36,279,600	38,169,126	36,279,600

Key Ratios and Performance Metrics (annualized where applicable)
Net interest margin	4.62%	4.51%	4.43%	4.69%	4.73%	4.52%	4.56%
Cost of deposits	0.94%	0.92%	0.87%	0.75%	0.64%	0.91%	0.54%
Efficiency ratio(1)	59.81%	61.19%	62.68%	56.63%	56.41%	61.15%	68.70%
Adjusted efficiency ratio(1)(2)(3)	58.17%	56.02%	59.55%	54.76%	55.62%	57.87%	61.73%
Non-interest expense to average assets	3.32%	3.34%	3.32%	3.25%	3.11%	3.33%	3.82%
Adjusted non-interest expense to average assets(2)(3)	3.23%	3.07%	3.17%	3.15%	3.07%	3.16%	3.45%
Return on average stockholders' equity	8.34%	7.60%	7.75%	10.61%	9.22%	7.91%	6.01%
Adjusted return on average stockholders' equity(2)(3)(4)	8.78%	9.16%	8.61%	11.21%	9.47%	8.86%	7.90%
Return on average assets	1.12%	1.00%	1.03%	1.39%	1.20%	1.05%	0.80%
Adjusted return on average assets(2)(3)(4)	1.18%	1.21%	1.14%	1.47%	1.23%	1.18%	1.05%
Non-interest income to total revenues(2)	20.38%	20.67%	19.31%	21.16%	17.17%	20.15%	22.43%
Pre-tax pre-provision return on average assets(2)	1.98%	1.88%	1.75%	2.23%	2.13%	1.87%	1.56%
Adjusted pre-tax pre-provision return on average assets(2)(3)	2.07%	2.15%	1.91%	2.33%	2.17%	2.04%	1.93%
Return on average tangible common stockholders' equity(2)	12.22%	11.32%	11.37%	15.49%	13.81%	11.66%	8.51%
Adjusted return on average tangible common stockholders' equity(2)(3)(4)	12.82%	13.44%	12.54%	16.31%	14.16%	12.94%	10.96%
Non-interest-bearing deposits to total deposits	29.93%	30.55%	30.54%	31.81%	31.42%	29.93%	31.42%
Loans and leases held for sale and loans and lease held for investment to total deposits	94.07%	95.60%	93.69%	93.91%	92.62%	94.07%	92.62%
Deposits to total liabilities	86.77%	86.88%	87.73%	87.37%	87.25%	86.77%	87.25%
Deposits per branch	$66,890	$66,561	$65,664	$63,558	$63,403	$66,890	$63,403
Tangible book value per common share(2)	$14.30	$13.79	$13.70	$13.17	$12.59	$14.30	$12.59

Asset Quality Ratios
Non-performing loans and leases to total loans and leases held for investment, net before ALLL	1.09%	0.95%	0.85%	0.79%	0.87%	1.09%	0.87%
ALLL to total loans and leases held for investment, net before ALLL	0.82%	0.81%	0.76%	0.72%	0.68%	0.82%	0.68%
Net charge-offs to average total loans and leases held for investment, net before ALLL	0.56%	0.25%	0.24%	0.24%	0.25%	0.36%	0.40%
Acquisition accounting adjustments(5)	$31,053	$37,109	$29,341	$34,029	$42,375	$31,053	$42,375

Capital Ratios
Common equity to total assets	13.34%	13.12%	13.14%	12.95%	12.60%	13.34%	12.60%
Tangible common equity to tangible assets(2)	10.38%	10.09%	10.28%	10.01%	9.60%	10.38%	9.60%
Leverage ratio	11.14%	11.09%	11.27%	11.05%	10.78%	11.14%	10.78%
Common equity tier 1 capital ratio	12.12%	11.65%	12.14%	11.85%	11.26%	12.12%	11.26%
Tier 1 capital ratio	13.43%	12.96%	13.57%	13.30%	12.71%	13.43%	12.71%
Total capital ratio	14.19%	13.71%	14.28%	13.99%	13.37%	14.19%	13.37%
(1)	Represents non-interest expense less amortization of intangible assets divided by net interest income and non-interest income.
(2)	Represents a non-GAAP financial measure. See “Reconciliation of non-GAAP Financial Measures” for a reconciliation of our non-GAAP measures to the most directly comparable GAAP financial measure.
(3)	Calculation excludes impairment charges, merger-related expenses, and core systems conversion expense.
(4)	Calculation excludes incremental income tax expense or benefit related to changes in corporate income tax rates and reversal of valuation allowance on net deferred tax assets.
(5)	Represents the remaining net unaccreted discount as a result of applying the fair value adjustment at the time of the business combination on acquired loans.

Byline Bancorp, Inc.

BYLINE BANCORP, INC. AND SUBSIDIARIES

QUARTER-TO-DATE STATEMENT OF AVERAGE INTEREST-EARNING ASSETS AND AVERAGE INTEREST-BEARING LIABILITIES (unaudited)

	For the Three Months Ended September 30,
	2019			2018
(dollars in thousands)	Average Balance(5)	Interest Inc / Exp	Average Yield / Rate	Average Balance(5)	Interest Inc / Exp	Average Yield / Rate
ASSETS
Cash and cash equivalents	$34,225	$253	2.93%	$107,555	$368	1.36%
Loans and leases(1)	3,860,770	63,391	6.51%	3,387,569	55,045	6.45%
Taxable securities	996,750	6,899	2.75%	860,081	5,323	2.46%
Tax-exempt securities(2)	76,161	486	2.53%	55,656	337	2.40%
Total interest-earning assets	$4,967,906	$71,029	5.67%	$4,410,861	$61,073	5.49%
Allowance for loan and lease losses	(32,246)			(21,557)
All other assets	500,102			420,635
TOTAL ASSETS	$5,435,762			$4,809,939
LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Interest checking	$358,185	$524	0.58%	$316,394	$384	0.48%
Money market accounts	735,724	1,917	1.03%	618,213	1,200	0.77%
Savings	475,417	114	0.10%	479,837	148	0.12%
Time deposits	1,270,050	7,063	2.21%	1,084,550	4,239	1.55%
Total interest-bearing deposits	2,839,376	9,618	1.34%	2,498,994	5,971	0.95%
Federal Home Loan Bank advances	530,055	2,771	2.07%	394,588	1,723	1.73%
Other borrowed funds	70,080	802	4.54%	61,582	786	5.06%
Total borrowings	600,135	3,573	2.36%	456,170	2,509	2.18%
Total interest-bearing liabilities	$3,439,511	$13,191	1.52%	$2,955,164	$8,480	1.14%
Non-interest-bearing demand deposits	1,223,556			1,175,523
Other liabilities	42,914			53,631
Total stockholders’ equity	729,781			625,621
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,435,762			$4,809,939
Net interest spread(3)			4.15%			4.35%
Net interest income		$57,838			$52,593
Net interest margin(4)			4.62%			4.73%

Net loan accretion impact on margin		$7,703	0.62%		$8,259	0.74%
(1)	Loan and lease balances are net of deferred origination fees and costs and initial indirect costs. Non-accrual loans and leases are included in total loan and lease balances.
(2)	Interest income and rates exclude the effects of a tax equivalent adjustment to adjust tax exempt investment income on tax exempt investment securities to a fully taxable basis due to immateriality.
(3)	Represents the average rate earned on interest-earning assets minus the average rate paid on interest-bearing liabilities.
(4)	Represents net interest income (annualized) divided by total average earning assets.
(5)	Average balances are average daily balances.

Byline Bancorp, Inc.

BYLINE BANCORP, INC. AND SUBSIDIARIES

YEAR-TO-DATE STATEMENT OF AVERAGE INTEREST-EARNING ASSETS AND AVERAGE INTEREST-BEARING LIABILITIES (unaudited)

	For the Nine Months Ended September 30,
	2019			2018
(dollars in thousands)	Average Balance(5)	Interest Inc / Exp	Average Yield / Rate	Average Balance(5)	Interest Inc / Exp	Average Yield / Rate
ASSETS
Cash and cash equivalents	$45,327	$798	2.35%	$71,607	$648	1.21%
Loans and leases(1)	3,719,323	177,298	6.37%	2,771,274	128,326	6.19%
Taxable securities	966,449	19,546	2.70%	794,261	14,342	2.41%
Tax-exempt securities(2)	66,635	1,257	2.52%	40,065	740	2.47%
Total interest-earning assets	$4,797,734	$198,899	5.54%	$3,677,207	$144,056	5.24%
Allowance for loan and lease losses	(28,626)			(19,085)
All other assets	457,383			358,793
TOTAL ASSETS	$5,226,491			$4,016,915
LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Interest checking	$328,558	$1,390	0.57%	$244,088	$546	0.30%
Money market accounts	682,020	5,166	1.01%	478,607	2,352	0.66%
Savings	474,815	371	0.10%	457,179	308	0.09%
Time deposits	1,248,258	20,073	2.15%	895,502	9,008	1.34%
Total interest-bearing deposits	2,733,651	27,000	1.32%	2,075,376	12,214	0.79%
Federal Home Loan Bank advances	463,645	7,044	2.03%	367,098	4,441	1.62%
Other borrowed funds	71,568	2,484	4.64%	58,585	2,057	4.70%
Total borrowings	535,213	9,528	2.38%	425,683	6,498	2.04%
Total interest-bearing liabilities	$3,268,864	$36,528	1.49%	$2,501,059	$18,712	1.00%
Non-interest-bearing demand deposits	1,221,375			938,423
Other liabilities	40,705			42,257
Total stockholders’ equity	695,547			535,176
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,226,491			$4,016,915
Net interest spread(3)			4.05%			4.24%
Net interest income		$162,371			$125,344
Net interest margin(4)			4.52%			4.56%

Net loan accretion impact on margin		$17,772	0.50%		$14,199	0.52%
(1)	Loan and lease balances are net of deferred origination fees and costs and initial indirect costs. Non-accrual loans and leases are included in total loan and lease balances.
(2)	Interest income and rates exclude the effects of a tax equivalent adjustment to adjust tax exempt investment income on tax exempt investment securities to a fully taxable basis due to immateriality.
(3)	Represents the average rate earned on interest-earning assets minus the average rate paid on interest-bearing liabilities.
(4)	Represents net interest income divided by total average earning assets.
(5)	Average balances are average daily balances.

Byline Bancorp, Inc.

BYLINE BANCORP, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (unaudited)

	As of or For the Three Months Ended					As of or For the Nine Months Ended
(dollars in thousands, except per share data)	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
Net income and earnings per share excluding significant items
Reported Net Income	$15,342	$13,211	$12,597	$17,121	$14,536	$41,150	$24,072
Significant items:
Incremental income tax benefit attributed to federal income tax reform	—	—	—	—	—	—	(724)
Impairment charges on assets held for sale	67	—	392	372	139	459	256
Merger-related expense	1,043	3,152	18	266	150	4,213	1,790
Core system conversion expense	77	394	1,530	625	213	2,001	9,222
Tax benefit on impairment charges and merger-related expenses	(369)	(842)	(540)	(297)	(112)	(1,751)	(2,978)
Adjusted Net Income	$16,160	$15,915	$13,997	$18,087	$14,926	$46,072	$31,638
Reported Diluted Earnings per Share	$0.39	$0.34	$0.34	$0.46	$0.39	$1.07	$0.71
Significant items:
Incremental income tax benefit attributed to federal income tax reform	—	—	—	—	—	—	(0.02)
Impairment charges on assets held for sale	—	—	0.01	0.01	—	0.01	—
Merger-related expense	0.03	0.08	—	0.01	—	0.11	0.05
Core system conversion expense	—	0.01	0.04	0.02	0.01	0.05	0.28
Tax benefit on impairment charges and merger-related expenses	(0.01)	(0.02)	(0.01)	(0.01)	—	(0.04)	(0.09)
Adjusted Diluted Earnings per Share	$0.41	$0.41	$0.38	$0.49	$0.40	$1.20	$0.93

Byline Bancorp, Inc.

BYLINE BANCORP, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (continued) (unaudited)

	As of or For the Three Months Ended					As of or For the Nine Months Ended
(dollars in thousands, except per share data, ratios annualized, where applicable)	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
Adjusted non-interest expense:
Non-interest expense	$45,448	$43,954	$40,679	$40,088	$37,715	$130,081	$114,808
Less: Significant items
Impairment charges on assets held for sale	67	—	392	372	139	459	256
Merger-related expense	1,043	3,152	18	266	150	4,213	1,790
Core system conversion expense	77	394	1,530	625	213	2,001	9,222
Adjusted non-interest expense	$44,261	$40,408	$38,739	$38,825	$37,213	$123,408	$103,540
Adjusted non-interest expense excluding amortization of intangible assets:
Adjusted non-interest expense	$44,261	$40,408	$38,739	$38,825	$37,213	$123,408	$103,540
Less: Amortization of intangible assets	2,003	1,959	1,773	1,834	1,898	5,735	3,795
Adjusted non-interest expense excluding amortization of intangible assets	$42,258	$38,449	$36,966	$36,991	$35,315	$117,673	$99,745
Pre-tax pre-provision net income:
Pre-tax income	$21,265	$18,286	$17,395	$23,581	$19,938	$56,946	$31,859
Add: Provision for loan and lease losses	5,931	6,391	3,999	3,882	5,842	16,321	14,913
Pre-tax pre-provision net income	$27,196	$24,677	$21,394	$27,463	$25,780	$73,267	$46,772
Adjusted pre-tax pre-provision net income:
Pre-tax pre-provision net income	$27,196	$24,677	$21,394	$27,463	$25,780	$73,267	$46,772
Impairment charges on assets held for sale	67	—	392	372	139	459	256
Merger-related expense	1,043	3,152	18	266	150	4,213	1,790
Core system conversion expense	77	394	1,530	625	213	2,001	9,222
Adjusted pre-tax pre-provision net income	$28,383	$28,223	$23,334	$28,726	$26,282	$79,940	$58,040
Total revenues:
Net interest income	$57,838	$54,448	$50,085	$53,261	$52,593	$162,371	$125,344
Add: Non-interest income	14,806	14,183	11,988	14,290	10,902	40,977	36,236
Total revenues	$72,644	$68,631	$62,073	$67,551	$63,495	$203,348	$161,580
Tangible common stockholders' equity:
Total stockholders' equity	$735,866	$717,675	$668,749	$650,672	$629,861	$735,866	$629,861
Less: Preferred stock	10,438	10,438	10,438	10,438	10,438	10,438	10,438
Less: Goodwill	145,638	145,638	128,177	128,177	127,536	145,638	127,536
Less: Core deposit intangibles and other intangibles	33,905	35,908	31,646	33,419	35,248	33,905	35,248
Tangible common stockholders' equity	$545,885	$525,691	$498,488	$478,638	$456,639	$545,885	$456,639
Tangible assets:
Total assets	$5,438,278	$5,391,236	$5,009,925	$4,942,574	$4,917,409	$5,438,278	$4,917,409
Less: Goodwill	145,638	145,638	128,177	128,177	127,536	145,638	127,536
Less: Core deposit intangibles and other intangibles	33,905	35,908	31,646	33,419	35,248	33,905	35,248
Tangible assets	$5,258,735	$5,209,690	$4,850,102	$4,780,978	$4,754,625	$5,258,735	$4,754,625
Average tangible common stockholders' equity:
Average total stockholders' equity	$729,781	$696,928	$659,156	$639,885	$625,621	$695,547	$535,176
Less: Average preferred stock	10,438	10,438	10,438	10,438	10,438	10,438	10,438
Less: Average goodwill	145,638	140,073	128,177	127,543	127,536	138,027	87,173
Less: Average core deposit intangibles and other intangibles	35,102	35,163	32,747	34,564	36,444	34,346	25,359
Average tangible common stockholders' equity	$538,603	$511,254	$487,794	$467,340	$451,203	$512,736	$412,206
Average tangible assets:
Average total assets	$5,435,762	$5,274,820	$4,963,706	$4,896,434	$4,809,939	$5,226,491	$4,016,915
Less: Average goodwill	145,638	140,073	128,177	127,543	127,536	138,027	87,173
Less: Average core deposit intangibles and other intangibles	35,102	35,163	32,747	34,564	36,444	34,346	25,359
Average tangible assets	$5,255,022	$5,099,584	$4,802,782	$4,734,327	$4,645,959	$5,054,118	$3,904,383
Tangible net income available to common stockholders:
Net income available to common stockholders	$15,146	$13,016	$12,401	$16,925	$14,340	$40,563	$23,485
Add: After-tax intangible asset amortization	1,445	1,413	1,279	1,323	1,369	4,138	2,738
Tangible net income available to common stockholders	$16,591	$14,429	$13,680	$18,248	$15,709	$44,701	$26,223
Adjusted tangible net income available to common stockholders:
Tangible net income available to common stockholders	$16,591	$14,429	$13,680	$18,248	$15,709	$44,701	$26,223
Incremental income tax benefit attributed to federal income tax reform	—	—	—	—	—	—	(724)
Impairment charges on assets held for sale	67	—	392	372	139	459	256
Merger-related expense	1,043	3,152	18	266	150	4,213	1,790
Core system conversion expense	77	394	1,530	625	213	2,001	9,222
Tax benefit on significant items	(369)	(842)	(540)	(297)	(112)	(1,751)	(2,978)
Adjusted tangible net income available to common stockholders	$17,409	$17,133	$15,080	$19,214	$16,099	$49,623	$33,789

Byline Bancorp, Inc.

BYLINE BANCORP, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (continued) (unaudited)

	As of or For the Three Months Ended					As of or For the Nine Months Ended
(dollars in thousands, except share and per share data, ratios annualized, where applicable)	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	September 30, 2019	September 30, 2018
Pre-tax pre-provision return on average assets:
Pre-tax pre-provision net income	$27,196	$24,677	$21,394	$27,463	$25,780	$73,267	$46,772
Average total assets	5,435,762	5,274,820	4,963,706	4,896,434	4,809,939	5,226,491	4,016,915
Pre-tax pre-provision return on average assets	1.98%	1.88%	1.75%	2.23%	2.13%	1.87%	1.56%
Adjusted pre-tax pre-provision return on average assets:
Adjusted pre-tax pre-provision net income	$28,383	$28,223	$23,334	$28,726	$26,282	$79,940	$58,040
Average total assets	5,435,762	5,274,820	4,963,706	4,896,434	4,809,939	5,226,491	4,016,915
Adjusted pre-tax pre-provision return on average assets	2.07%	2.15%	1.91%	2.33%	2.17%	2.04%	1.93%
Non-interest income to total revenues:
Non-interest income	$14,806	$14,183	$11,988	$14,290	$10,902	$40,977	$36,236
Total revenues	72,644	68,631	62,073	67,551	63,495	203,348	161,580
Non-interest income to total revenues	20.38%	20.67%	19.31%	21.16%	17.17%	20.15%	22.43%
Adjusted non-interest expense to average assets:
Adjusted non-interest expense	$44,261	$40,408	$38,739	$38,825	$37,213	$123,408	$103,540
Average total assets	5,435,762	5,274,820	4,963,706	4,896,434	4,809,939	5,226,491	4,016,915
Adjusted non-interest expense to average assets	3.23%	3.07%	3.17%	3.15%	3.07%	3.16%	3.45%
Adjusted efficiency ratio:
Adjusted non-interest expense excluding amortization of intangible assets	$42,258	$38,449	$36,966	$36,991	$35,315	$117,673	$99,745
Total revenues	72,644	68,631	62,073	67,551	63,495	203,348	161,580
Adjusted efficiency ratio	58.17%	56.02%	59.55%	54.76%	55.62%	57.87%	61.73%
Adjusted return on average assets:
Adjusted net income	$16,160	$15,915	$13,997	$18,087	$14,926	$46,072	$31,638
Average total assets	5,435,762	5,274,820	4,963,706	4,896,434	4,809,939	5,226,491	4,016,915
Adjusted return on average assets	1.18%	1.21%	1.14%	1.47%	1.23%	1.18%	1.05%
Adjusted return on average stockholders' equity:
Adjusted net income	$16,160	$15,915	$13,997	$18,087	$14,926	$46,072	$31,638
Average stockholders' equity	729,781	696,928	659,156	639,885	625,621	695,547	535,176
Adjusted return on average stockholders' equity	8.78%	9.16%	8.61%	11.21%	9.47%	8.86%	7.90%
Tangible common equity to tangible assets:
Tangible common equity	$545,885	$525,691	$498,488	$478,638	$456,639	$545,885	$456,639
Tangible assets	5,258,735	5,209,690	4,850,102	4,780,978	4,754,625	5,258,735	4,754,625
Tangible common equity to tangible assets	10.38%	10.09%	10.28%	10.01%	9.60%	10.38%	9.60%
Return on average tangible common stockholders' equity:
Tangible net income available to common stockholders	$16,591	$14,429	$13,680	$18,248	$15,709	$44,701	$26,223
Average tangible common stockholders' equity	538,603	511,254	487,794	467,340	451,203	512,736	412,206
Return on average tangible common stockholders' equity:	12.22%	11.32%	11.37%	15.49%	13.81%	11.66%	8.51%
Adjusted return on average tangible common stockholders' equity:
Adjusted tangible net income available to common stockholders	$17,409	$17,133	$15,080	$19,214	$16,099	$49,623	$33,789
Average tangible common stockholders' equity	538,603	511,254	487,794	467,340	451,203	512,736	412,206
Adjusted return on average tangible common stockholders' equity	12.82%	13.44%	12.54%	16.31%	14.16%	12.94%	10.96%
Tangible book value per share:
Tangible common equity	$545,885	$525,691	$498,488	$478,638	$456,639	$545,885	$456,639
Common shares outstanding	38,169,126	38,115,219	36,398,144	36,343,239	36,279,600	38,169,126	36,279,600
Tangible book value per share	$14.30	$13.79	$13.70	$13.17	$12.59	$14.30	$12.59